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                                                             Exhibit 99.11

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                         INSTRUCTIONS TO THE NOTARY




                              MORTGAGE MANDATE

                             HYPOTHECAIR MANDAAT




                           DATED 11 FEBRUARY 2004




                                 GRANTED BY




                            SOLUTIA EUROPE SA/NV




                   [NOTE: FOR TRANSLATION PURPOSES ONLY -
                 DEFINITIVE MORTGAGE MANDATE TO BE IN DUTCH]

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                              TABLE OF CONTENTS

1.   Definitions......................................................4
2.   Appointments.....................................................5
3.   Representations, warranties and undertakings.....................7
4.   Continuing security and other matters............................8
5.   Enforcement......................................................9
6.   Application of proceeds..........................................9
7.   Indemnity.......................................................10
8.   Discharge of the pledge.........................................10
9.   Liability of Attorneys and Beneficiaries........................10
10.  Responsibility of the Beneficiary...............................10
11.  Expenses........................................................11
12.  Notices.........................................................11
13.  General.........................................................12



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                              MORTGAGE MANDATE

BY:

(1) SOLUTIA EUROPE SA/NV, a Belgian company limited by shares, having its registered office at Boondaelse Steenweg 6, B-1050 Brussels, Belgium and registered at the Crossroads Bank for Enterprises, under enterprise number 0460.474.440,

         (the GRANTOR);

TO:

(2) KBC LEASE NV, with registered office at Kosterstraat 209, B-1831 Diegem, Belgium;
(3)      CARINE BODDAERT, residing at Europalaan 122, B-3600 Genk, Belgium;

(4)      DIRK DE BLESER, residing at Oude Tramweg 18, B-3540 Herk-De-Stad,
         Belgium;
(5)      ANDRE FOSTIE, residing at Marktweg 67, B-9500 Geraardsbergen,
         Belgium;
(6)      EDWIN HUYGHE, residing at Mechelsesteenweg 194, B-3020 Herent,
         Belgium;
(7)      ISABELLE VEN, residing at Hendrik Meyslaan 21, B-2100 Deurne,
         Belgium;
(8) VEERLE VERCAIGNE, residing at Kruisboommolenstraat 29, B-8800 Roeselare, Belgium; and
(9)      DIRK WITTERS, residing at Lindenlaan 207, B-9120 Beveren, Belgium,

         (the ATTORNEYS);

FOR THE PURPOSE OF GRANTING MORTGAGE(S) TO:

(10) KBC BANK NV, a Belgian bank, with registered office at Havenlaan 2, B-1080 Brussels, Belgium, registered at the Crossroads Bank for Enterprises, under enterprise number 0462.920.226 and acting for itself and as joint creditor pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below),

         (the BENEFICIARY).

WHEREAS:

(A) The Grantor and the Noteholders have agreed to amend and restate the Grantor's euro 200,000,000 6.25 percent Notes due 2005, as amended and restated, the euro 200,000,000 10.00 percent Senior Secured Notes due 2008 (together with the Terms and Conditions of Notes annexed thereto, as amended, modified or supplemented from time to time, the NOTES and such Terms and Conditions of Notes, as amended, modified or supplemented from time to time, the TERMS AND CONDITIONS OF NOTES) pursuant to an Agreement of Understanding and Restructuring dated 30 January 2004 among the Grantor and the Noteholders party thereto (as amended, modified or supplemented from time to time, the AGREEMENT OF UNDERSTANDING). In connection with the Notes, the Grantor will enter into the Fiscal Agency Agreement dated 11 February 2004 among the Grantor, Kredietbank S.A. Luxembourgeoise as fiscal agent and paying agent, and KBC Bank NV as principal paying agent (as amended, modified or supplemented from time to time, the FISCAL AGENCY AGREEMENT). The

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         Noteholders and the Couponholders are entitled to the benefit of, are bound by and are deemed to have notice of all of the provisions of the Fiscal Agency Agreement.

(B) It is a requirement of the Agreement of Understanding and the Terms and Conditions of Notes that the Grantor grant this mortgage mandate to the Attorneys to secure its obligations to the Beneficiary as provided herein and undertake the obligations contemplated by this Mandate.

(C) Pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below), the Beneficiary shall be the joint creditor (together with the relevant Noteholder) of each and every obligation of the Grantor towards each of the Noteholders under the Notes and the other Credit Documents to which the Grantor is party, and accordingly the Beneficiary will have its own independent right to demand performance by the Grantor of those obligations. There is as a result a joint creditorship under New York law between the Noteholders and the Beneficiary with regard to the sums owed under the Notes and the other Credit Documents.

(D) In consideration of the agreements set forth herein and in the Terms and Conditions of Notes, the Agreement of Understanding and the other Credit Documents, the Grantor agrees to grant this mortgage mandate to the Attorneys under the following terms (the MANDATE).

IT HAS BEEN AGREED AS FOLLOWS:

1.       DEFINITIONS

1.1      DEFINITIONS

In this Agreement, unless the context otherwise requires:

         COLLATERAL AGENCY AGREEMENT means the collateral agency agreement dated 11 February 2004 among the Grantor, the Subsidiary
         Guarantors, the Beneficiary and the Noteholders party thereto, as amended, modified or supplemented from time to time;

         MORTGAGE AGREEMENT means the mortgage agreement (hypotheek overeenkomst) dated on or about the date of this Agreement between the Grantor and the Beneficiary, as amended, modified or supplemented from time to time;

         PROPERTY means the property described in Clause 3 of this Agreement;

         SECURED OBLIGATIONS means all present and future actual and contingent indebtedness, obligations, and liabilities of the Grantor to the Collateral Agent which may arise under, out of, or in connection with the Collateral Agency Agreement, the Fiscal Agency Agreement, the Notes, or any other Credit Document to which the Grantor is party.

         Unless defined in this Mandate, words and expressions defined in the Terms and Conditions of Notes shall have the same meaning when used in this Mandate.

In this Mandate, each reference to a document will be deemed to be a reference to such document as amended and/or supplemented by the parties to such document from time to time.

1.2      SUCCESSORS AND ASSIGNS

The expressions BENEFICIARY, ATTORNEYS, NOTEHOLDERS and GRANTOR include their respective successors, and, in the case of the Beneficiary, its nominee or such other Person as may from time to time be appointed Collateral Agent for the Noteholders and, in the case of the Noteholders, their

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respective transferees and assignees to whom any Note or any Secured
Obligation shall have been transferred.

1.3      HEADINGS

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

2.       APPOINTMENTS

2.1      SECURITY

The Grantor hereby irrevocably appoints each Attorney to be its agent with the power to grant on its behalf one or more mortgages (hypotheken/hypotheques) as security for all Secured Obligations, on all existing immovable property and rights, that are owned by the Grantor as described hereafter and as will be further specified in the mortgage deed (the PROPERTY):

o        Ghent site:
         ----------

         -    an industrial complex situated at Ottergemsesteenweg, 707;

         - a long term lease on a parking lot situated at Ottergemsesteenweg;

o        Louvain-la-Neuve site:
         ---------------------

         - buildings located at Laid Burniatstraat, 3, located on the industrial site named "FLEMING";

         - a long term lease on a parcel of land located at above mentioned industrial site;

o        Antwerp site:
         ------------

         -    a building located at Scheldelaan 460 (the ANTWERP PROPERTY),

         provided that this Mandate shall only become effective for the Antwerp Property after the Gemeentelijk Havenbedrijf Antwerp has given its express consent to this Mandate and the Mortgages resulting from the exercise of this Mandate in relation to the Antwerp Property.

This Mandate and the Mortgage created pursuant to this Mandate and in accordance with Clause 13.8(b) of this Mandate shall not include a mortgage of the Grantor's immovable property and rights in Ghent and Antwerp to the extent that such Mandate or Mortgage would violate the express and enforceable provisions of the Master Operating Agreement effective as of 1 September 1997 between Monsanto Company and the Parent including its appendixes between Monsanto Europe SA and the beneficiary thereunder, binding on the Grantor under applicable law.

The mortgages to be granted pursuant to this Mandate also include all present and future accessories regarded as immovable, and all present and future improvements, including, amongst others, all erected or to be erected buildings.

2.2      AMOUNT

The mortgages (hypotheken/hypotheques) may be granted up to the following maximum aggregate amounts:

         (i)      in respect of principal                     EUR 20,000,000

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         (ii)     three years of interest calculated at the rate of 18%, or
                  such other rate as may be agreed between the parties, in accordance with article 87 of the Mortgage Law pro memorie/memoire

         (iii) for accessories such as retaining fees, reinvestment and broken funding, costs for subrogation and inscription, expenses and fees concerning collection of debt, costs and fees concerning the perfection, foreclosure, release and preservation of the security, estimate and file costs as well as all amounts exceeding the above mentioned principal, because of accounting matured interests, retaining fees or unpaid negotiable instruments.

                                                               EUR 2,000,000

This Mandate and the mortgages which may result therefrom are joined to and shall not impair the other personal or collateral security the Beneficiary now has or will have in the future as security for the Secured Obligations. The Beneficiary is entitled to release, reduce, amend or enforce other security granted or permitted pursuant to the Terms and Conditions of Notes in accordance with the terms and conditions of the agreements relating thereto, without notice to Grantor in its capacity as grantor of the Mandate hereunder and this will not reduce the obligations of Grantor in any way.

2.3      RANKING

Without prejudice to the security interests created or permitted pursuant to the Terms and Conditions of Notes and without limitations to the exceptions provided therein, the Grantor confirms that the Property to be encumbered by the mortgages granted pursuant to this Mandate are and will remain free and clear of any Liens, including any seizure, inscription, contractual liens (voorrechten), transcriptions (kantmeldingen), with the exception of Permitted Liens and all existing rights of way, easements and the like granted to companies formerly affiliated with the Grantor.

2.4      BENEFICIARIES

The mortgages resulting from the exercise of this Mandate from time to time, are to be granted and inscribed in favour of the Beneficiary.

2.5      IRREVOCABLE MANDATE

This Mandate is granted in the interest of the Beneficiary in its capacity of joint creditor pursuant to Clause 2.1 of the Collateral Agency Agreement, and may not be revoked or terminated other than in accordance with Clause 4. In particular, this Mandate shall not lapse by reason of the dissolution, transformation, merger, absorption, split-up or contribution of a branch of activity or a universality of the Grantor, nor by reason of the death, dissolution, transformation, merger, absorption, split-up or contribution of a branch of activity or a universality of one or more Attorneys.

2.6      POWERS

Each Attorney has the power to act alone and to appoint substitute attorneys, who will be regarded as an Attorney for all purposes hereof. Each Attorney has the power to do whatever is necessary in connection herewith.

2.7      ACCEPTANCE

Dirk De Bleser, by the execution of this Mandate, agrees to the terms hereof in his own name and for the account of all other Attorneys whose consents he shall procure (zich sterk maakt/se porte fort).

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3.       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1      REPRESENTATIONS AND WARRANTIES

Without prejudice and in addition to the representations and warranties of the Grantor under the other Credit Documents to which the Grantor is party, the Grantor represents and warrants to the Beneficiary and undertakes during the subsistence of this Mandate as follows:

(a) it is a naamloze vennootschap/societe anonyme duly established under the laws of Belgium, validly existing and not in liquidation, with power to enter into this Mandate and to exercise its rights and perform its obligations hereunder and all corporate and other action required to authorise its execution and performance of this Mandate has been duly taken;

(b)      it owns the Property free and clear of any Liens save for Permitted
         Liens;

(c) as of the date hereof, neither the Property nor any part thereof is subject to any seizure or other enforcement measure for more than an aggregate amount of EUR 100,000;

(d) it maintains adequate insurance cover against risks normally insured against by companies carrying on a similar business, and in particular maintains all insurance required by statute;

(e) this Mandate does not violate any material contractual or other obligation binding upon the Grantor; and

(f)      this Mandate creates a valid agreement binding on the Grantor.

3.2      UNDERTAKINGS

The Grantor undertakes as follows:

(a) as long as all Secured Obligations have not been unconditionally and irrevocably discharged, it (i) except as permitted under the Credit Documents shall not dispose in any way of the Property other than in accordance with the provisions of this Agreement, (ii) save for the Liens created pursuant to the Mortgage Agreement and this Mandate, shall not create any other Lien (or mandate anyone to do so) in respect of the Property and shall, save for Permitted Liens, not permit the existence of any such Lien, and (iii) in general shall not take any action that could intentionally negatively influence the value of the Mortgages resulting from this Mandate;

(b) it shall procure that no executory seizure (saisie executoire/uitvoerend beslag) is made on the Property or any part thereof and that any conservatory seizure (saisie conservatoire/bewarend beslag) thereon is lifted within 60 days of its first being made; and

(c) it shall co-operate with the Beneficiary and sign or cause to be signed all such further documents and take all such further action as the Beneficiary may from time to time reasonably request to perfect and protect the mortgage of the Property and to carry out the provisions and purposes of this Mandate. The Beneficiary shall not be obligated to request any action under this Clause (c) except upon written instructions from the Requisite Noteholders.

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4.       CONTINUING SECURITY AND OTHER MATTERS

4.1      CONTINUING SECURITY

The mortgage created pursuant to this Mandate:

(a)      shall be a continuing security for the Secured Obligations;

(b) shall be in addition to and shall not prejudice or affect, and may be enforced by the Beneficiary without prior recourse to, any other security interest or remedy;

(c) shall not be satisfied by any intermediate payment or satisfaction of any part of the Secured Obligations or by any settlement of accounts;

(d) shall not be discharged by the entry of any Secured Obligations into any current account, in which case the mortgage created pursuant to this Mandate shall secure any provisional or final balance of such current account up to the amount in which the Secured Obligations were entered therein;

(e) shall not in any way be prejudiced or affected by any time or waiver granted to, or composition with, the Grantor or any other Person, by any amendment (however fundamental) or supplement to the Terms and Conditions of Notes or any other document, by the taking, variation, compromise, exchange, renewal or release of or refusal or neglect to perfect or enforce any right, remedy or security over the Property or by anything done or omitted which but for this provision might operate to exonerate the Grantor;

(f) shall not in any way be prejudiced or affected by any change in the constitution or status of the Grantor or any other Person or by any legal limitation, disability, incapacity or other circumstances relating to the Grantor or any other Person, by any invalidity, illegality or unenforceability of the obligations of the Grantor or any other Person; and

(g) the Beneficiary or, as the case may be, Requisite Noteholders may at any time without discharging or in any way affecting the mortgage (a) grant the Grantor any time or indulgence, (b) concur in any moratorium of the Secured Obligations, (c) amend the terms and conditions of the Secured Obligations in accordance with the provisions of the Terms and Conditions of Notes and the applicable laws, (d) abstain from taking or perfecting any other security and discharge any other security, (e) abstain from exercising any right or recourse or from proving or claiming any debt and waive any right or recourse and (f) apply any payment received from the Grantor or for its account towards the Secured Obligations or any other obligations of the Grantor at the Beneficiary's choice.

4.2      RIGHTS ADDITIONAL

All the rights of the Beneficiary pursuant to this Mandate shall be in addition to any other right vested in the Beneficiary and all such rights may be exercised from time to time and as often as the Beneficiary may deem expedient. The Grantor waives any right it may have of first requiring the Beneficiary (or any agent on its behalf) to proceed against or claim payment from any other party, or enforce any guarantee or security before enforcing the mortgage on the Property arising from this Mandate.

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4.3      NO SUBROGATION

Until all Secured Obligations have been unconditionally and irrevocably discharged, the Grantor shall not by virtue of any payment made, security realised or monies received pursuant to this Mandate for or on the account of the liability of any other party:

(a) be subrogated to any rights, security or monies held, received or receivable by the Beneficiary or be entitled to any right of contribution or indemnity; or

(b) claim, rank, prove or vote as a creditor of any party or its estate in competition with the Beneficiary; or

(c) receive, claim or have the benefit of all payment, distribution or security from or on account of any party, or exercise any right of set-off as against such other party, other than as expressly permitted by the Terms and Conditions of Notes.

4.4      PRESERVATION OF SECURITY IN THE EVENT OF NOVATION

In accordance with article 1278 of the Belgian Civil Code and without prejudice to the scope of the Secured Obligations, the Grantor and the Beneficiary agree that in the event of novation of all or any part of the Secured Obligations or the change or replacement of the Beneficiary or Grantor, this Mandate and the mortgages created pursuant to this Mandate will be maintained, automatically and without any further formality or consent, to secure the Secured Obligations as novated and in favour of the Beneficiary or the new beneficiaries.

4.5      SETTLEMENTS CONDITIONAL

Any release, discharge or settlement between the Grantor and the Beneficiary shall be conditional upon no security disposition or payment to the Beneficiary being void or set aside or ordered to be refunded and if such condition shall not be fulfilled, the Beneficiary shall be entitled to enforce the security created by this Mandate as if such release, settlement or discharge had not occurred and any such payment had not been made.

5.       ENFORCEMENT

(a) Following the occurrence of an Event of Default that is continuing, the Beneficiary shall be entitled to enforce the security created by this Mandate, and to exercise all rights and remedies, to the fullest extent permitted by law and the Collateral Agency Agreement.

(b) All enforcement costs will be considered as accessories to the main obligation and will be borne by the Grantor.

6.       APPLICATION OF PROCEEDS

(a) Subject to the rights of any creditor with prior security or preferential claims, the proceeds of the enforcement of the security created by this Mandate shall be applied towards satisfaction of the Secured Obligations in accordance with the Collateral Agency Agreement.

(b) Should the proceeds of the enforcement of the mortgage inscribed pursuant to this Mandate be greater than the outstanding amount of the Secured Obligations, the Beneficiary shall pay to the Grantor any such excess.

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7.       INDEMNITY

The Grantor shall fully indemnify each Attorney and the organisation to which it belongs against all liabilities and justified costs and expenses reasonably incurred by the Attorney, in the execution of any rights, powers or discretions vested in it pursuant hereto, save for liabilities and expenses arising from the gross negligence (faute grave/grove fout) or wilful misconduct of the Attorney.

8.       DISCHARGE OF THE PLEDGE

(a) This Mandate and the mortgages inscribed pursuant to this Mandate shall be discharged by, and only by, the express release thereof granted by the Beneficiary.

(b) Without delay when all Secured Obligations have been unconditionally and irrevocably discharged, the Beneficiary shall grant in accordance with the Collateral Agency Agreement, an express release of this Mandate and the mortgages inscribed pursuant to this Mandate in such form as will permit de-registration thereof.

(c) Any release or discharge of the Mandate and the mortgages inscribed pursuant to this Mandate shall be null and void and without effect if any payment received by the Beneficiary and applied towards satisfaction of all or part of the Secured Obligations

         (i) is avoided or declared invalid as against the creditors of the maker of such payment; or

         (ii)     becomes repayable by the Beneficiary to a third party; or

         (iii) proves not to have been effectively received by the Beneficiary;

         and the Beneficiary shall be entitled to enforce this Mandate and the mortgages inscribed pursuant to this Mandate as if such release or discharge had not occurred.

9.       LIABILITY OF ATTORNEYS AND BENEFICIARIES

The Beneficiary, Attorneys and the organisations to which they belong shall not be liable for any acts or omissions with respect to this Mandate or the enforcement or the losses arising in connection with the exercise of any of its rights and powers hereunder, save for liabilities and expenses arising from the gross negligence (faute grave/grove fout) or wilful misconduct of the Beneficiary or the Attorney involved.

10.      RESPONSIBILITY OF THE BENEFICIARY

The Beneficiary shall not be responsible to any Noteholder for:

         (i) the adequacy, accuracy or completeness of any recitals, statements, representations or warranties contained in this Mandate;

         (ii) the adequacy, accuracy or completeness of any statement or information (whether written or oral) made in or supplied in connection with this Mandate; or

         (iii) the legality, validity, effectiveness, adequacy or enforceability of this Mandate.

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11.      EXPENSES

All expenses that the Beneficiary may incur in connection with (i) the administration of this Mandate as further provided in the Collateral Agency Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realisation upon, any of the Property, (iii) the exercise or enforcement of any of the rights of the Beneficiary hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof, shall be borne by the Grantor. All other expenses and duties reasonably incurred in connection with this Mandate, in particular with regard to the establishment and perfection of the mortgage of the Property inscribed pursuant to the execution of this Mandate, its enforcement and the granting of any release, shall be borne by the Grantor. The Grantor shall on first demand reimburse the Beneficiary for any such expenses or duties paid by it, and the same shall be part of the Secured Obligations.

12.      NOTICES

12.1     COMMUNICATION IN WRITING

Any communication to be made under or in connection with this Mandate shall be made in writing and, unless otherwise stated, may be made by fax or letter.

12.2     ADDRESSES

The address(es) and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with this Mandate is that identified with its name below or any other substitute address, fax number or department or officer as any party may notify to the other parties by not less than five Business Days' notice.

THE GRANTOR:      Solutia Europe SA/NV
                  Boondaelse Steenweg 6
                  B-1050 Brussels
                  Belgium

                  Parc Scientifique Fleming
                  Rue Laid Burniat 3
                  B-1348 Louvain-la-Neuve
                  Belgium

                  Attention: Legal Department
                  Fax: +32 10 48 12 24

THE BENEFICIARY:  KBC Bank NV
                  Havenlaan 12
                  B-1080 Brussels
                  Belgium

                  Attention: Mr. Dirk De Bleser
                  Fax: +32 2 429 4920

All communications to be made under or in connection with this Mandate to an Attorney must be made to the Beneficiary.

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12.3     DELIVERY

Any communication or document made or delivered by one Person to another under or in connection with this Mandate will only be effective:

(a)      by way of fax, when received in legible form;

(b) if by way of letter, when it has been left at the relevant address with acknowledgement of receipt or when it has been delivered to the addressee by registered mail;

(c) and, if a particular department or officer is specified as part of its address details provided under Clause 12.2 (Addresses), if addressed to that department or officer.

12.4     ENGLISH LANGUAGE

Without prejudice to any other procedural rule applicable to any dispute, any notice given under or in connection with this Mandate must be in English.

13.      GENERAL

13.1     ELECTION OF DOMICILE

For the purpose of the registration of the mortgages of the Property pursuant to this Mandate at the Mortgage Registry and for no other purposes, the Beneficiary hereby elects domicile in the judicial district of [TO BE COMPLETED] at [TO BE COMPLETED].

13.2     NO WAIVER

No failure or delay by an Attorney in exercising any right, power or remedy under this Mandate shall operate as a waiver thereof nor shall any single or partial exercise or waiver of any right, power or remedy. The remedies provided in this Mandate are cumulative and are not exclusive of any remedies provided by law.

13.3     SEVERABILITY

(a) Each of the provisions of this Mandate is several and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

(b) In case of any such illegality, invalidity or unenforceability, the parties shall negotiate in good faith with a view to agree on the replacement of such provision by a provision which is legal, valid and enforceable and which is to the extent practicable in accordance with the intents and purposes of this Mandate and which in its economic effect comes as close as practicable to the provision being replaced.

13.4     DELEGATION OF POWERS

Notwithstanding Clause 2.6, the Beneficiary shall be entitled, at any time and as often as may be expedient, to delegate all or any of the powers and discretion vested in it by, this Mandate in such manner, upon such terms and to such Person as the Beneficiary in its absolute discretion may think fit.

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13.5     BENEFIT OF THIS MANDATE

This Mandate shall be binding on, and inure for the benefit of, the Grantor and the Beneficiary and their respective successors and assigns.

13.6     ASSIGNMENT

The Grantor may not assign or transfer any of its rights or obligations under this Mandate, save prior agreement in writing of the Beneficiary.

13.7     EVIDENCE OF THE SECURED OBLIGATIONS OWING BY THE GRANTOR

A certificate by the Beneficiary as to the amount and the terms and conditions of the Secured Obligations owing to the Beneficiary from the Grantor is, prima facie evidence of the matters to which it relates.

13.8     FURTHER ACTION

(a) The parties undertake to execute a notarial deed substantially in the form of this Mandate (but excluding the Antwerp Property from the description of the Property) before notary Marcelis on 13 February 2004 at the latest. For the avoidance of doubt, this notarial deed shall also include all specific provisions as required under the framework agreement between the Beneficiary and Gemeentelijk Havenbedrijf Antwerp.

(b) The Grantor will use its best efforts to obtain the consent of the Gemeentelijk Havenbedrijf Antwerp to this Mandate and to the granting of a mortgage in relation to the Antwerp Property on 1 May 2004 at the latest. The Grantor and the Beneficiary shall take the necessary steps to grant and register a mortgage on the Antwerp Property for an amount of EUR 40,000,000 in principal and EUR 4,000,000 in accessories within 10 Business Days after having obtained such consent.

13.9     GOVERNING LAW

This Mandate shall be governed by and interpreted in accordance with Belgian law.

13.10    JURISDICTION

All disputes arising in connection with this Mandate shall be settled by the courts of Brussels, without prejudice to the rights of the Beneficiary to take legal action before any other court of competent jurisdiction.

13.11    FINAL PROVISIONS

The usual provisions in respect of a declaration relating to VAT shall apply.

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

                                                             Execution copy

Made in 3 originals, of which one will be held by the Grantor, one will be held by the Beneficiary and one will be held by counsel to the ad hoc committee of Noteholders, on 11 February 2004.

SOLUTIA EUROPE SA/NV
AS GRANTOR



/s/ Kristel DeRoover
--------------------
Name: Kristel DeRoover
Title: Attorney




KBC BANK NV
AS BENEFICIARY



/s/ Dirk De Bleser
-------------------
Name: Dirk De Bleser
Title: Attorney




DIRK DE BLESER AS ATTORNEY




-------------------




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